SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2004

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of Principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2004, Bio-Rad Laboratories, Inc., a Delaware corporation (the “Company”), completed its offering of $200,000,000 aggregate principal amount of its 6.125% Senior Subordinated Notes due 2014 (the “Notes”), pursuant to an Offering Circular, dated December 13, 2004. The terms and conditions of the Notes, including a form of the Company’s 6.125% Senior Subordinated Notes due 2014, and related matters are set forth in the Indenture, dated as of December 21, 2004, between the Company and Wells Fargo Bank, National Association, as trustee (the “Indenture”), filed as Exhibit 4.1 hereto.

The descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Indenture which is filed as an exhibit to this report and incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1	Indenture, dated as of December 21, 2004, between Bio-Rad Laboratories, Inc. and Wells Fargo National Bank, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: December 22, 2004	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of December 21, 2004, between Bio-Rad Laboratories, Inc. and Wells Fargo National Bank, as trustee